UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2005

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

P. O. Box 7997, Shawnee Mission, Kansas 66207-0997

(Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On May 20, 2005, Sprint Corporation and Nextel Communications, Inc. entered into the First Amendment to the Agreement and Plan of Merger. The amendment was entered into primarily to change terms of the Agreement and Plan of Merger entered into by Sprint and Nextel on December 15, 2004 to:

•	reflect recent changes to the terms of the outstanding Nextel preferred stock and a recent agreement with the holder of the outstanding shares of Nextel Class B common stock;

•	refine the manner in which the allocation of stock and cash to be received by the holders of Nextel Class A common stock and Class B common stock in the merger is to be adjusted; and

•	eliminate the proposed change to Sprint’s articles of incorporation that would have decreased the par value of the Sprint common stock from $2.00 per share to $0.01 per share.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the merger agreement and the amendment, which are filed as Exhibits 2.1 and 2.2 and incorporated herein by reference.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies resulting from the combination of Sprint and Nextel, combined operating and financial data, future technology plans, and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to realize capital and operating expense synergies; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with consummation of the merger; approval of the merger by the stockholders of Sprint and Nextel and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Sprint’s reports filed with the SEC, including its annual report on Form 10-K/A for the year ended December 31, 2004 and quarterly report on Form 10-Q for the quarterly period ended March 31, 2005. This document speaks only as of its date, and Sprint disclaims any duty to update the information herein.

Additional Information and Where to Find It

Sprint Corporation has filed a registration statement on Form S-4 with the SEC (Reg. No. 333-123333) containing a joint proxy statement/prospectus regarding the proposed transaction. SHAREHOLDERS OF SPRINT AND SHAREHOLDERS OF NEXTEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/ PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMBINATION. The final joint proxy statement/prospectus will be mailed to shareholders of Sprint and shareholders of Nextel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Sprint Investor Relations at Sprint Corporation, 6200 Sprint Parkway, Overland Park, Kansas 66251, 800-259-3755, Option 1, or from Nextel Investor Relations at 2001 Edmund Halley Drive, Reston, Virginia 20191, 703-433-4300.

Participants in Solicitation

Sprint, Nextel and their respective directors and executive officers, other members of management and employees and the proposed directors and executive officers of the combined company may be deemed to be participants in the solicitation of proxies in respect of the combination. Information concerning the proposed directors and executive officers of the combined company, Sprint and Nextel’s respective directors and executive officers and other participants in the proxy solicitation, including a description of their interests, is included in the joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.

Item 9.01    Financial Statements and Exhibits

(c)         Exhibits

Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of December 15, 2004, by and among Sprint Corporation, Nextel Communications, Inc. and S-N Merger Corp. (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K filed December 17, 2004 and incorporated herein by reference).

2.2	First Amendment to Agreement and Plan of Merger, dated as of May 20, 2005, by and among Sprint Corporation, Nextel Communications, Inc. and S-N Merger Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPRINT CORPORATION

Date: May 20, 2005	By:	/S/ MICHAEL T. HYDE
Michael T. Hyde Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of December 15, 2004, by and among Sprint Corporation, Nextel Communications, Inc. and S-N Merger Corp. (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K filed December 17, 2004 and incorporated herein by reference).

2.2	First Amendment to Agreement and Plan of Merger, dated as of May 20, 2005, by and among Sprint Corporation, Nextel Communications, Inc. and S-N Merger Corp.

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